Exhibit 10.1

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”) is made and entered into effective as of September 8, 2011, by and among HEP INVESTMENTS LLC, a Michigan limited liability company (“Secured Party”) and HEALTH ENHANCEMENT PRODUCTS, INC., a Nevada corporation (“Borrower”).

RECITALS:

A.

Borrower is indebted to Secured Party pursuant to that certain Senior Secured Convertible Demand Promissory Note, dated as of the date of this Agreement, in the original principal amount of One Hundred Thousand Dollars ($100,000.00) (as amended, restated or otherwise modified from time to time, the “Note”).

B.

As security for the payment and performance of the indebtedness, and all other obligations of Borrower, under the Note (collectively, the “Obligations”), the Secured Party has required that Borrower execute and deliver this Agreement.

C.

Borrower has agreed to secure the Obligations by granting Secured Party a security interest in the Collateral (as defined below).

AGREEMENTS:

NOW, THEREFORE, the parties agree as follows:

1.

Security Interest.  To secure payment of the Obligations, Borrower hereby grants to Secured Party a continuing security interest in and to all of Borrower’s rights, title and interest in and to all of its property of any kind or description, tangible and intangible personal property, assets and rights, wherever located, whether now existing or owned or hereafter arising or acquired and the proceeds and products therefrom, including, without limitation, the following (collectively, the “Collateral”):

(a)

All Accounts, including, without limitation, accounts receivable, insurance receivables and prepaid premiums, if any, and all Goods whose sale, lease or other disposition has given rise to Accounts and have been returned to, or repossessed or stopped in transit by, Borrower, or rejected or refused by an Account Debtor;

(b)

All Chattel Paper, including, without limitation, Electronic Chattel Paper and liens and lien rights on customer property; Documents; Instruments, including, without limitation, Promissory Notes; Letter of Credit Rights and proceeds of letters of credit; Supporting Obligations; Liabilities secured by real estate; Commercial Tort Claims and General Intangibles, including, without limitation, Payment Intangibles and Software;

(c)

All Inventory, including, without limitation, raw materials, work in process, materials and finished goods leased by Borrower as lessor or held for sale or lease or furnished or to be furnished under contracts of service or used or consumed in a business;

(d)

All Goods and all Equipment;

(e)

All Securities, Investment Property and Deposit Accounts;

(f)

all patents, patent applications and inventions and all issued patents in the United States of America or elsewhere and any future patents, including any reissue, continuation, division or other extension in whole or part of any such patent;

(g)

All products of, additions and accessions to, and substitutions, betterments and replacements for the foregoing property;

(h)

All sums at any time credited by or due from Secured Party to Borrower;

(i)

All property in which Borrower has an interest now or at any time hereafter coming into the possession or under the control of Secured Party or in transit by mail or carrier to or from Secured Party or in possession of or under the control of any third party acting on Secured Party’s behalf without regard to whether Secured Party received the same in pledge, for safekeeping, as agent for collection or transmission or otherwise or whether Secured Party has conditionally released the same (excluding, nevertheless, any of the foregoing property of Borrower which now or any time hereafter is in possession or control of Secured Party under any written trust agreement wherein Secured Party is trustee and Borrower is trustor); and

(j)

All Proceeds (whether Cash Proceeds or Noncash Proceeds) of the foregoing property, including, without limitation, proceeds of insurance payable by reason of loss or damage to the foregoing property and of eminent domain or condemnation awards.

Terms used and not otherwise defined in this Agreement shall have the meaning given such terms in the Michigan Uniform Commercial Code (the “UCC”).  In the event the meaning of any term defined in the UCC is amended after the date of this Agreement, the meaning of such term as used in this Agreement shall be that of the more encompassing of: (i) the definition contained in the UCC prior to the amendment, and (ii) the definition contained in the UCC after the amendment.

2.

Perfection of Security Interest.  Borrower hereby irrevocably authorizes Secured Party to file financing statement(s) and notices describing the Collateral in all public offices deemed necessary by Secured Party (including the United States Patent and Trademark Office), and to take any and all actions, including, without limitation, filing all financing statements, continuation financing statements and all other documents that Secured Party may reasonably determine to be necessary to perfect and maintain the security interests in the Collateral. Borrower shall have possession of the Collateral. Where Collateral is in the possession of a third party, Borrower will join with Secured Party in notifying the third party of the security interest and obtaining an acknowledgement from the third party that it is holding the Collateral for the benefit of Secured Party. Borrower agrees to promptly execute and deliver to Secured Party all financing statements, continuation financing statements, assignments and all other documents that Secured Party may reasonably request in form satisfactory to Secured Party to perfect and maintain Secured Party’s security interests in the Collateral. In order to fully consummate all of the transactions contemplated under this Agreement, Borrower shall make appropriate entries on its books and records disclosing Secured Party’s security interests in the Collateral.

3.

Warranties and Representations.  Borrower represents and warrants that: (a) Borrower has rights in or the power to transfer the Collateral; (b)  the Collateral, wherever located, is covered by this Agreement; (c) there are no actions or proceedings which are threatened or pending against Borrower which could reasonably be expected to result in any material adverse change in Borrower’s financial condition or which could reasonably be expected to materially affect any of the Collateral; (d) Borrower has duly filed all federal, state, and other governmental tax returns which Borrower is required by law to file, and will continue to file same during such time as any of the Obligations remain owing to Secured Party, and all such taxes required to be paid have been paid, in full; and (e) Borrower is or will become the owner of the Collateral free from any liens, encumbrances or security interests, except for this security interest and existing liens disclosed to and accepted by the Secured Party in writing, and will defend the Collateral against all claims and demands of all persons at any time claiming any interest in it.

4.

Covenants.  Borrower covenants and agrees that while any of the Obligations remain unperformed and unpaid it will: (a) preserve its legal existence and not, in one transaction or a series of related transactions, merge into or consolidate with any other entity, or sell all or substantially all of its assets; (b) not change the state in which it is organized; (c) neither change its name, form of business entity nor address of its chief executive office without giving written notice to Secured Party at least thirty (30) days prior to the effective date of such change, and Borrower agrees that all documents, instruments, and agreements demanded by Secured Party in response to such change shall be prepared, filed, and recorded at Borrower’s expense prior to the effective date of such change; (d) not use the Collateral, nor permit the Collateral to be used, for any unlawful purpose; (e) maintain the Collateral in working condition and repair; and (f) indemnify and hold Secured Party harmless against claims of any persons or entities not a party to this Agreement concerning disputes arising over the Collateral.

5.

Insurance, Taxes, Etc.  Borrower has the risk of loss of the Collateral. Borrower shall: (a) pay promptly all taxes, levies, assessments, judgments, and charges of any kind upon or relating to the Collateral, to Borrower’s business, and to Borrower’s ownership or use of any of its assets, income, or gross receipts, except to the extent contested in good faith; and (b) at its own expense, keep and maintain all of the Collateral fully insured against loss or damage by fire, theft, explosion and other risks, and shall furnish Secured Party with such policies and evidence of payment of premiums upon request. If Borrower fails to obtain or maintain any of the policies required above or pay any premium in whole or in part, or shall fail to pay any such tax, assessment, levy, or charge or to discharge any such lien, claim, or encumbrance, then Secured Party, without waiving or releasing any obligation or default of Borrower hereunder, may at any time thereafter (but shall be under no obligation to do so) make such payment or obtain such discharge or obtain and maintain such policies of insurance and pay such premiums, and take such action as Secured Party deems reasonably advisable. All sums so disbursed by Secured Party, including reasonable attorney fees, court costs, expenses, and other charges, shall be part of the Obligations, covered by this Agreement, and payable upon demand together with interest at the highest rate payable in connection with any of the Obligations from the date when advanced until paid.

6.

Information.  Borrower shall permit Secured Party or its agents, upon reasonable request, to have access to, and to inspect, all the Collateral.

7.

Events of Default.  The Borrower, without notice or demand of any kind, shall be in default under this Agreement upon the occurrence and during the continuance of any “Event of Default” as defined in the Note (an “Event of Default”).

8.

Remedies Upon Default.

(a)

Upon the occurrence of any Event of Default, Secured Party may exercise from time to time any rights and remedies including the right to immediate possession of the Collateral available to it under applicable law. Secured Party may directly contact third parties and enforce against them all rights which arise with respect to the Collateral and to which Borrower or Secured Party would be entitled.

(b)

Borrower waives any right it may have to require Secured Party to pursue any third person for any of the Obligations. Borrower agrees, upon the occurrence of an Event of Default, to assemble at its expense all the Collateral and make it available to Secured Party at a convenient place acceptable to Secured Party. Borrower agrees to pay all costs of Secured Party of collection of the Obligations, and enforcement of rights under this Agreement, including reasonable attorney fees and legal expenses, including participation in Secured bankruptcy proceedings, and expense of locating the Collateral and expenses of any repairs to any realty or other property to which any of the Collateral may be affixed or be a part. If any notification of intended disposition of any of the Collateral is required by law, such notification, if mailed, shall be deemed reasonably and properly given if sent at least ten (10) days before such disposition, postage pre-paid, addressed to the Borrower at the address of the Borrower appearing on the Notes or records of Secured Party.

(c)

Any sale shall conform to commercially reasonable standards as provided in the UCC.  Borrower acknowledges that Secured Party may be unable to effect a public sale of all or any portion of the Collateral because of certain legal and/or practical restrictions and provisions which may be applicable to the Collateral and, therefore, may be compelled to resort to one or more private sales to a restricted group of offerees and purchasers.  Secured Party shall have no obligation to clean up or otherwise prepare the Collateral for sale. Secured Party may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral. Secured Party may specifically disclaim any warranties as to the Collateral. If the Secured Party resorts to one or more private sales, Secured Party shall give Borrower notice and the right to match bids.  If Secured Party sells any of the Collateral upon credit, Borrower will be credited only with payments actually made by the purchaser, received by Secured Party and applied to the indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, Secured Party may resell the Collateral and the Borrower shall be credited with the proceeds of sale. Secured Party shall have no obligation to marshal any assets in favor of the Borrower. Borrower waives the right to jury trial in any proceeding instituted with respect to the Collateral. Out of the net proceeds from sale or disposition of the Collateral, Secured Party shall retain all the Obligations then owing to it and the actual cost of collection (including reasonable attorney fees) and shall tender any excess to Borrower or its successors or assigns. If the Collateral shall be insufficient to pay the entire Obligations, Borrower shall pay to Secured Party the resulting deficiency upon demand.

(d)

Except as otherwise provided in this Agreement, Borrower expressly waives any and all claims of any nature, kind or description which it has or may have against Secured Party or its representatives, by reason of taking, selling or collecting any portion of the Collateral. Borrower consents to releases of the Collateral at any time (including prior to default) and to sales of the Collateral in groups, parcels or portions, or as an entirety, as Secured Party shall deem appropriate. Borrower expressly absolves Secured Party from any loss or decline in market value of any Collateral by reason of delay in the enforcement or assertion or nonenforcement of any rights or remedies under this Agreement. Borrower agrees that Secured Party shall, upon the occurrence of an Event of Default, have the right to peacefully retake any of the Collateral. Borrower waives any right it may have in such instance to a judicial hearing prior to such retaking.

(e)

Secured Party may exercise all rights and remedies provided by the UCC as it exists on the date of this Agreement or as it may be amended.

(f)

Notwithstanding anything in this Agreement to the contrary, Secured Party hereby agrees that upon the occurrence of an Event of Default, it will not exercise any of its rights and remedies under this Agreement unless or until: (i) Borrower files a voluntary petition in bankruptcy; (ii) Borrower makes a general assignment for the benefit of its creditors or Borrower’s creditors file against Borrower any involuntary petition under any bankruptcy or insolvency law; (iii) any court appoints a receiver to take possession of substantially all of Borrower’s assets; (iv) Borrower consummates a debt or equity financing; or (v) six months after the date of the Note.

9.

General.

(a)

Time shall be deemed of the very essence of this Agreement.

(b)

Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if it takes such action for that purpose as Borrower requests in writing, but failure of Secured Party to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and failure of Secured Party to preserve or protect any rights with respect to such Collateral against any prior parties or to do any act with respect to the preservation of such Collateral not so requested by Borrower shall not be deemed a failure to exercise reasonable care in the custody and preservation of such Collateral.

(c)

This Agreement has been delivered in Michigan and shall be construed in accordance with the laws of the State of Michigan.

(d)

Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

(e)

The rights and privileges of Secured Party under this Agreement shall inure to the benefit of its successors and assigns, and this Agreement shall be binding on all assigns and successors of Borrower and all persons who become bound as a debtor to this Agreement.

(f)

Borrower hereby expressly authorizes and appoints Secured Party to act as its attorney-in-fact for the sole purpose of executing any and all financing statements or other documents deemed necessary to perfect the security interest herein contemplated.

(g)

Any delay on the part of Secured Party in exercising any power, privilege or right under this Agreement shall not operate as a waiver, and no single or partial exercise, or the exercise of any other power, privilege or right shall preclude other or further exercise, or the exercise of any other power, privilege or right. The waiver of Secured Party of any default by Borrower shall not constitute a waiver of any subsequent defaults, but shall be restricted to the specific default waived. All rights, remedies and powers of Secured Party under this Agreement are irrevocable and cumulative, and not alternative or exclusive, and shall be in addition to all rights, remedies, and powers given under this Agreement or in or by any other instruments, or by the UCC or any laws.

(h)

This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.  Facsimile or photostatic copies of signatures to this Agreement shall be deemed to be originals and may be relied on to the same extent as the originals.

[Signatures on the following page]

IN WITNESS WHEREOF, the parties have caused this Security Agreement to be fully executed as of the day and year first written above.

BORROWER:

HEALTH ENHANCEMENT PRODUCTS, INC.

S/John Gorman

By: John Gorman, EVP, Operations

SECURED PARTY:

HEP INVESTMENTS LLC

By: ______________________________________________

Print Name: _______________________________________

Its: ______________________________________________

[Signature Page to Security Agreement]